SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 1, 2003

CHROMAVISION MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-1000 (Commission File Number)	75-2649072 (IRS Employer Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, California (Address of Principal Executive Offices)	92675-4824 (Zip Code)

Registrant’s telephone number, including area code	(949) 443-3355

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure. (Information Furnished in this Item 9 is Furnished under Item 12)
SIGNATURES
Exhibit Index
EXHIBIT 99.1

ITEM 9. Regulation FD Disclosure. (Information Furnished in this Item 9 is Furnished under Item 12)

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 1, 2003, ChromaVision Medical Systems, Inc. (“ChromaVision”) issued a press release setting forth ChromaVision’s financial information for the quarter ended March 31, 2003. A copy of ChromaVision’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003	CHROMAVISION MEDICAL SYSTEMS, INC.

By: /s/ Carl W. Apfelbach. Name: Carl W. Apfelbach Its: Chief Executive Officer & President (Duly Authorized Officer of the Registrant)

Exhibit Index

99.1	Press release dated May 1, 2003 issued by ChromaVision Medical Systems, Inc.